Exhibit 10.1

Execution Version

DIAMONDBACK ENERGY, INC.

Common Stock

($0.01 par value)

ATM EQUITY OFFERINGSM SALES AGREEMENT

December 11, 2018

Merrill Lynch, Pierce, Fenner & Smith

  Incorporated

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

Certain stockholders named in Schedule A hereto (each, a “Selling Stockholder” and, collectively, the “Selling Stockholders”) of Diamondback Energy, Inc., a Delaware corporation (the “Company”), propose, subject to the terms and conditions stated herein, to sell from time to time to or through Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sales agent and/or principal (the “Agent”), up to the number of shares (the “Shares”) of the Company’s common stock, $0.01 par value (the “Common Stock”), set forth opposite the name of such Selling Stockholder in Schedule A hereto, on the terms set forth in this ATM Equity OfferingSM Sales Agreement. Each of the Selling Stockholders agrees that whenever it determines to sell Shares directly to the Agent as principal it will enter into a separate written Terms Agreement (each, a “Terms Agreement”), in substantially the form of Annex I hereto, relating to such sale in accordance with Section 2(j) hereof. References herein to “this Agreement” or to matters contained “herein” or “hereunder,” or words of similar import, mean this ATM Equity OfferingSM Sales Agreement and any applicable Terms Agreement.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) an “automatic shelf registration statement,” as defined under Rule 405 (“Rule 405”) under the Securities Act of 1933, as amended (the “1933 Act”), on Form S-3 (File No. 333-228584), covering the public offering and sale of certain securities of the Company, including the Shares, under the 1933 Act and the rules and regulations promulgated thereunder (the “1933 Act Regulations”), which automatic shelf registration statement became effective under Rule 462(e) of the 1933 Act Regulations (“Rule 462(e)”). The “Registration Statement,” as of any time, means such registration statement as amended by any post-effective amendments thereto at such time, including the exhibits and any schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the 1933 Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B of the 1933 Act Regulations (“Rule 430B”); provided, however, that the “Registration Statement” without reference to a time means such registration statement as amended by any post-effective amendments thereto as of the time of the first contract of sale for the Shares, which time shall be considered the “new effective date” of the Registration Statement with respect to the Shares within the meaning of paragraph (f)(2) of Rule 430B (“Rule 430B(f)(2)”), including the exhibits and schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the 1933 Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B. The base prospectus filed as part of such automatic shelf registration statement, as amended in the form in which it has been filed most recently with the Commission in accordance with Section 3(b) or 3(c) hereof, including the documents incorporated or deemed incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, is referred to herein as the “Base Prospectus.” The Base Prospectus, as amended by any applicable pricing supplement thereto, in the form the Base Prospectus and any such pricing supplement are first furnished to the Agent for use in connection with the offering and sale of Shares, are collectively referred to herein as the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus or the Prospectus or any amendment or supplement thereto shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (or any successor system) (“EDGAR”).

As used in this Agreement:

“Applicable Time” means, with respect to any offer and sale of Shares, the time immediately prior to the first contract of sale for such Shares, or such other time as agreed by the applicable Selling Stockholders and the Agent.

“General Disclosure Package” means each Issuer General Use Free Writing Prospectus, if any, issued prior to the Applicable Time, the most recent Prospectus filed with the Commission in accordance with Section 3(b) or 3(c) hereof that is distributed to investors prior to the Applicable Time and the number of Shares and the initial offering price per Share, all considered together.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), including, without limitation, any “free writing prospectus” (as defined in Rule 405) relating to the Shares that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the offering thereof that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus approved by the Agent pursuant to Section 3(k) hereof that is furnished to the Agent for general distribution to investors, as evidenced by communications between the Company and the Agent.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Rules and Regulations” means the rules and regulations of the Commission.

“Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley”), the 1933 Act, the 1934 Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board (the “PCAOB”) and, as applicable, the rules of the Nasdaq Global Select Market (“Exchange Rules”).

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “made,” “stated” or “referred to” (or other references of like import) in the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include all such financial statements and schedules and other information incorporated or deemed incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, prior to the Applicable Time relating to the particular Shares; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations promulgated thereunder (the “1934 Act Regulations”) incorporated or deemed to be incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, at or after the Applicable Time relating to the particular Shares. Unless otherwise specified, a reference to a “Rule” is to the indicated rule under the 1933 Act.

Section 1.

(a) Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Agent as follows:

(i)    Compliance of the Registration Statement, the Prospectus and Incorporated Documents. The Company meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement is an automatic shelf registration statement under Rule 405 and the Shares have been and remain eligible for registration by the Company on such automatic shelf registration statement. Each of the Registration

Statement and any post-effective amendment thereto has become effective under the 1933 Act. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) of the 1933 Act Regulations (“Rule 401(g)(2)”) has been received by the Company, no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company has complied with each request (if any) from the Commission for additional information.

Each of the Registration Statement and any post-effective amendment thereto, at the time of its effectiveness and as of each deemed effective date with respect to the Agent pursuant to Rule 430B(f)(2), complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. Each of any preliminary prospectus and the Prospectus and any amendment or supplement thereto, at the time it was filed with the Commission, complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and is identical to the electronically transmitted copy thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

The documents incorporated or deemed to be incorporated by reference in the Registration Statement, any preliminary prospectus and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

(ii)    Filing Fees. The Company has paid or shall pay the required Commission filing fees relating to the Shares within the time required by Rule 456(b)(1) and otherwise in accordance with Rules 456(b) and 457(r).

(iii)    Well-Known Seasoned Issuer. (A) At the original effectiveness of the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Shares in reliance on the exemption of Rule 163, (D) at the date of this ATM Equity OfferingSM Sales Agreement and any Terms Agreement, and (E) at each Applicable Time, the Company was and is a “well-known seasoned issuer,” as defined in Rule 405.

(iv)    Ineligible Issuer Status. (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Shares and (ii) at the date of this Agreement, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, including (x) the Company or any other subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 and (y) the Company in the preceding three years not having been the subject of a bankruptcy petition or insolvency or similar proceeding, not having had a registration statement be the subject of a proceeding under Section 8 of the 1933 Act and not being the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities, all as described in Rule 405.

(v)    General Disclosure Package. As of the Applicable Time, the General Disclosure Package did not include any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Prospectus or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by (x) the Agent or by (y) any Selling Stockholder specifically for use therein, it being understood and agreed that the only such information furnished by the Agent or Selling Stockholder consists of the information described as such in Sections 6(c) and 6(b) hereof, respectively.

(vi)    Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Agent as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement. If at any time following issuance of an Issuer Free Writing Prospectus, at a time when a prospectus relating to the Shares is (or but for the exemption in Rule 172 would be) required to be delivered under the 1933 Act by the Agent, there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or as a result of which such Issuer Free Writing Prospectus, if republished immediately following such event or development, would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (i) the Company has promptly notified or will promptly notify the Agent and (ii) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(vii)    Good Standing of the Company. The Company has been duly incorporated and is existing and in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own and/or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify or to be in good standing in such other jurisdictions would not, individually or in the aggregate, result in a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole (“Material Adverse Effect”).

(viii)    Subsidiaries. The Company’s “significant” subsidiaries, as defined in Rule 1-02 of Regulation S-X, are Diamondback E&P LLC, Diamondback O&G LLC, Energen Corporation (“Energen”), Energen Resources Corporation and Viper Energy Partners LP (“Viper”) (each, a “Significant Subsidiary” and, collectively, the “Significant Subsidiaries”). Each Significant Subsidiary is validly existing and in good standing under the laws of the jurisdiction of its organization with the corporate, limited liability company or limited partnership power and authority, as applicable, to own and/or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus; and each such subsidiary is duly qualified to do business as a foreign corporation, limited liability company or limited partnership, as applicable, in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify or be in good standing in such other jurisdictions would not result in a Material Adverse Effect; all of the shares of common stock, limited liability company interests or limited partnership interests, as the case may be, in each such subsidiary of the Company have been duly authorized and validly issued in accordance with constituent documents of each subsidiary and are fully paid (to the extent required under such subsidiary’s limited liability company agreement or limited partnership agreement, as the case may be) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act with respect to those Significant Subsidiaries that are limited liability companies and by Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act with respect to Viper); and, except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus with respect to the pledge thereof in connection with the Company’s and Viper’s respective revolving credit facilities, the issuance and sale of 5,750,000 common units representing limited partnership interests of Viper in connection with the closing of Viper’s initial public offering on June 23, 2014 and the issuance of any additional common units issued by Viper in subsequent offerings or pursuant to Viper’s equity compensation plans, the equity interests in each such Significant Subsidiary will be owned by the Company, directly or through subsidiaries, free from liens, encumbrances and defects.

(ix)    The Shares. The Shares and all other outstanding shares of capital stock of the Company have been duly authorized; the authorized equity capitalization of the Company is as set forth in the Registration Statement, the General Disclosure Package and the Prospectus; all outstanding shares of capital stock of the Company, including the Shares, are validly issued, fully paid and nonassessable, and conform to the information in the General Disclosure Package and the Shares will conform to the description of such Shares contained in the Prospectus; the stockholders of the Company have no preemptive rights with respect to the Securities; and none of the outstanding shares of capital stock of the Company have been issued in violation of any preemptive or similar rights of any security holder. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company to issue or sell any shares of capital stock, any such convertible or exchangeable securities or obligations or any such warrants, rights or options. The Company has not, directly or indirectly, offered or sold any of the Shares by means of any “prospectus” (within the meaning of the 1933 Act and the Rules and Regulations) or used any “prospectus” or made any offer (within the meaning of the 1933 Act and the Rules and Regulations) in connection with the offer or sale of the Shares, in each case other than the Prospectus.

(x)    Other Offerings. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, and shares issued or issuable under the Company’s 2012 Equity Incentive Plan and the 2016 Amended and Restated Equity Plan, the Company has not sold, issued or distributed any common shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the 1933 Act.

(xi)    No Finder’s Fee. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Agent for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(xii)    Registration Rights. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the 1933 Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the 1933 Act.

(xiii)    Listing. The Securities are listed on the Nasdaq Global Select Market (“Nasdaq”).

(xiv)    Absence of Further Requirements. No consent, approval, authorization, or order of, or filing or registration with, any person (including any governmental agency or body or any court) is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Shares, except such as have been obtained, or made and such as may be required under state securities laws or by the Financial Industry Regulatory Authority (“FINRA”).

(xv)    Title to Property. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and its subsidiaries have (i) good and defensible title to all of the interests in oil and gas properties underlying the Company’s estimates of its net proved reserves contained in the Registration Statement, the General Disclosure Package and the Prospectus and (ii) good and marketable title to all other real and personal property reflected in the Registration Statement, the General Disclosure Package and the Prospectus as assets owned by them, in each case free and clear of all liens, encumbrances and defects except such as (x) are described in the Registration Statement, the General Disclosure Package and the Prospectus with respect to the Company’s revolving credit facility, (y) are liens and encumbrances under operating agreements, unitization and pooling agreements, production sales contracts, farmout agreements and other oil and gas exploration, participation and production agreements, in each case that secure payment of amounts not yet due and payable for the performance of other unmatured obligations and are of a scope and nature customary in the oil and gas industry or arise in connection with drilling and production operations, or (z) do not materially affect the value of the properties of the Company and its subsidiaries and do not interfere in any material respect with the use made or proposed to be made of such properties by the Company or its subsidiaries; any other real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by the Company or its subsidiaries; and the working interests derived from oil, gas and mineral leases or mineral interests that constitute a portion of the real property held or leased by the Company and its subsidiaries, reflect in all material respects the rights of the Company and its subsidiaries to explore, develop or produce hydrocarbons from such real property in the manner contemplated by the Registration Statement, the General Disclosure Package and the Prospectus, and the care taken by the Company and its subsidiaries with respect to acquiring or otherwise procuring such leases or other property interests was generally consistent with standard industry practices in the areas in which the Company and its subsidiaries operate for acquiring or procuring leases and interests therein to explore, develop or produce hydrocarbons. With respect to interests in oil and gas properties obtained by or on behalf of the Company and its subsidiaries that have not yet been drilled or included in a unit for drilling, the Company and its subsidiaries have carried out such title investigations in accordance with the reasonable practice in the oil and gas industry in the areas in which the Company and its subsidiaries operate.

(xvi)     Rights-of-Way. The Company and its subsidiaries have such consents, easements, rights-of-way or licenses from any person (collectively, “rights-of-way”) as are necessary to enable the Company to conduct its business in the manner described in the Registration Statement, the General Disclosure Package and the Prospectus, subject to qualifications as may be set forth in the Registration Statement, the General Disclosure Package and the Prospectus, except where failure to have such rights-of-way would not have, individually or in the aggregate, a Material Adverse Effect.

(xvii)    Reserve Engineers. Ryder Scott Company, L.P., a reserve engineer that prepared reserve reports on estimated net proved oil and natural gas reserves held by the Company as of December 31, 2017, December 31, 2016 and December 31, 2015 was, as of the date of preparation of such reserve reports, and is, as of the date hereof, an independent petroleum engineer with respect to the Company.

(xviii)    Reserve Report Information. The information contained in the Registration Statement, the General Disclosure Package and the Prospectus regarding estimated proved reserves is based upon the reserve reports prepared by Ryder Scott Company, L.P. The information provided to Ryder Scott Company, L.P. by the Company, including, without limitation, information as to: production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects on the dates that such reports were made. Such information was provided to Ryder Scott Company, L.P. in accordance with all customary industry practices.

(xix)    Reserve Reports. The reserve reports prepared by Ryder Scott Company, L.P. setting forth the estimated proved reserves attributed to the oil and gas properties of the Company accurately reflect in all material respects the ownership interests of the Company in the properties therein. Other than normal production of reserves, intervening market commodity price fluctuations, fluctuations in demand for such products, adverse weather conditions, unavailability or increased costs of rigs, equipment, supplies or personnel, the timing of third party operations and other facts, in each case in the ordinary course of business, and except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company is not aware of any facts or circumstances that would result in a material adverse change in the aggregate net reserves, or the present value of future net cash flows therefrom, as described in the Registration Statement, the General Disclosure Package, the Prospectus and the reserve reports; and estimates of such reserves and present values as described in the Registration Statement, the General Disclosure Package and the Prospectus and reflected in the reserve reports comply in all material respects with the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K under the Securities Act.

(xx)    Absence of Defaults and Conflicts Resulting from Transaction. The execution, delivery and performance of this Agreement and the sale of the Shares will not result in a breach or violation of any of the terms and provisions of, or constitute a default or a Debt Repayment Triggering Event (as defined below) under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries, (ii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties, or (iii) any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties of the Company or any of its subsidiaries is subject, except in the case of clauses (ii) and (iii), for any breaches, violations, defaults, liens, charges or encumbrances, which, individually or in the aggregate, would not result in a Material Adverse Effect; a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture, or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(xxi)    Absence of Existing Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its respective charter, by-laws or similar organizational documents or in default (or with the giving of notice or lapse of time would be in default) under any existing obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the properties of any of them is subject, except such defaults that would not, individually or in the aggregate, result in a Material Adverse Effect.

(xxii)    Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(xxiii)    Possession of Licenses and Permits. The Company and its subsidiaries possess all adequate certificates, authorizations, franchises, licenses and permits issued by appropriate federal, state, local or foreign regulatory bodies (collectively, “Licenses”) necessary or material to the conduct of the business now conducted or proposed in the Registration Statement, the General Disclosure Package and the Prospectus to be conducted by them, except where the failure to have obtained the same would not result in a Material Adverse Effect. The Company and each of its subsidiaries are in compliance with the terms and conditions of all such Licenses, except where the failure to so comply would not, individually or in the aggregate, result in a Material Adverse Effect, and have not received any notice of proceedings relating to the revocation or modification of any Licenses that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, result in a Material Adverse Effect.

(xxiv)    Absence of Labor Dispute. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent that would result in a Material Adverse Effect.

(xxv)    Possession of Intellectual Property. The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, result in a Material Adverse Effect.

(xxvi)    Environmental Laws. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (a)(i) none of the Company nor any of its subsidiaries is in violation of, and does not have any liability under, any federal, state, local or non-U.S. statute, law, rule, regulation, ordinance, code, other requirement or rule of law (including common law), or decision or order of any domestic or foreign governmental agency, governmental body or court, relating to pollution, to the use, handling, transportation, treatment, storage, discharge, disposal or release of Hazardous Substances (as defined below), to the protection or restoration of the environment or natural resources, to health and safety including as such relates to exposure to Hazardous Substances, and to natural resource damages (collectively, “Environmental Laws”) that would, individually or in the aggregate, have a Material Adverse Effect, (ii) to the knowledge of the Company, neither the Company nor any of its subsidiaries own, occupy, operate or use any real property contaminated with Hazardous Substances, (iii) neither the Company nor any of its subsidiaries is conducting or funding any investigation, remediation, remedial action or monitoring of actual or suspected Hazardous Substances in the environment, (iv) to the knowledge of the Company, neither the Company nor any of its subsidiaries is liable or allegedly liable for any release or threatened release of Hazardous Substances, including at any off-site treatment, storage or disposal site, (v) neither the Company nor any of its subsidiaries is subject to any pending, or to the Company’s knowledge threatened, claim by any governmental agency or governmental body or person arising under Environmental Laws or relating to Hazardous Substances, and (vi) the Company and its subsidiaries have received and are in compliance with all, and have no liability under any, permits, licenses, authorizations, identification numbers or other approvals required under applicable Environmental Laws to conduct their business, except in each case covered by clauses (i)-(vi) such as would not, individually or in the aggregate, result in a Material Adverse Effect; (b) to the knowledge of the Company and its subsidiaries there are no facts or circumstances that would reasonably be expected to result in a violation of, liability under, or claim pursuant to any Environmental Law that would result in a Material Adverse Effect; and (c) in the ordinary course of its business, the Company and its subsidiaries periodically evaluate the effect, including associated costs and liabilities, of Environmental Laws on the business, properties, results of operations and financial condition of the Company, and, on the basis of such evaluation, the Company and its subsidiaries have reasonably concluded that such Environmental Laws will not, individually or in the aggregate, result in a Material Adverse Effect. For purposes of this subsection “Hazardous Substances” means (A) petroleum and petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and mold, and (B) any other chemical, material or substance defined or regulated as toxic or hazardous or as a pollutant, contaminant or waste under Environmental Laws.

(xxvii)    Cybersecurity. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (a)(i) there has been no security breach or incident, unauthorized access or disclosure, or other compromise of or relating to any of the Company’s and its subsidiaries’ information technology and computer systems, networks, hardware, software, data and data-bases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company and its subsidiaries, and any such data processed or stored by third parties on behalf of the Company or its subsidiaries), equipment or technology (collectively, “IT Systems and Data”) and (ii) the Company and its subsidiaries have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data; (b) the Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification; and (c) the Company and its subsidiaries have implemented appropriate controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards.

(xxviii)    Accurate Disclosure; Exhibits. The statements in the Registration Statement, the General Disclosure Package and the Prospectus under the heading “Description of Capital Stock,” insofar as such statements summarize legal matters, agreements, documents or legal or regulatory proceedings discussed therein, are accurate and fair summaries, in all material respects, of such legal matters, agreements, documents or legal or regulatory proceedings and present the information required to be shown. There are no contracts or documents which are required to be described in the Registration Statement, the General Disclosure Package or the Prospectus pursuant to Form S-3 or to be filed as exhibits to the Registration Statement pursuant to Item 601 of Regulation S-K which have not been so described or filed as required, except for such exhibits as would not have a Material Adverse Effect.

(xxix)    Absence of Manipulation. The Company has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(xxx)    Statistical and Market-Related Data. Any third-party statistical and market-related data included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.

(xxxi)    Actively-Traded Security. The Common Stock is an “actively-traded security” exempted from the requirements of Rule 101 of Regulation M under the 1934 Act by subsection (c)(1) of such rule.

(xxxii)    Internal Controls and Compliance with Sarbanes-Oxley. The Company, its subsidiaries and the Company’s Board of Directors (the “Board”) are in compliance with all applicable provisions of Sarbanes-Oxley and Exchange Rules. The Company maintains a system of internal controls, including, but not limited to, disclosure controls and procedures, internal controls over accounting matters and financial reporting, an internal audit function and legal and regulatory compliance controls (collectively, “Internal Controls”) that comply with the applicable Securities Laws and are sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”) and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Internal Controls are overseen by the Audit Committee (the “Audit Committee”) of the Board in accordance with Exchange Rules. The Company has not publicly disclosed or reported to the Audit Committee or the Board, and within the next 135 days the Company does not reasonably expect to publicly disclose or report to the Audit Committee or the Board, a significant deficiency, material weakness, change in Internal Controls or fraud involving management or other employees who have a significant role in Internal Controls, any violation of, or failure to comply with, the Securities Laws, or any matter which, if determined adversely, would result in a Material Adverse Effect.

(xxxiii)    Disclosure Controls. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the 1934 Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management, as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the 1934 Act.

(xxxiv)    Litigation. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no pending actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, result in a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Shares; and no such actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) are, to the Company’s knowledge, threatened or contemplated.

(xxxv)    Financial Statements. The historical financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and the results of operations and cash flows of the Company and its consolidated subsidiaries for the periods shown, and such financial statements have been prepared in conformity with GAAP, applied on a consistent basis; and the pro forma financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus have been prepared in accordance with the applicable accounting requirements of Regulation S-X under the 1933 Act, the assumptions used in preparing the pro forma financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts. Grant Thornton LLP has certified the audited financial statements of the Company included or incorporated by reference in the Registration Statement, General Disclosure Package and the Prospectus, and is an independent registered public accounting firm with respect to the Company within the Rules and Regulations and as required by the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations and the applicable rules and guidance from the PCAOB. The other financial and statistical data included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly, in all material respects, the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. The Company does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement, the General Disclosure Package and the Prospectus. There are no financial statements that are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus that are not included as required. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, General Disclosure Package and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(xxxvi)    Financial Statements of Energen. The historical financial statements and related notes of Energen and its subsidiaries required by Rule 3-05 of Regulation S-X incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus were audited, as described therein, by PricewaterhouseCoopers LLP.

(xxxvii)    No Material Adverse Change in Business. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, since the end of the period covered by the latest audited financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus (i) there has been no change, nor any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries, taken as a whole, that is material and adverse, (ii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, (iii) there has been no material adverse change in the capital stock, short-term indebtedness, long-term indebtedness, net current assets or net assets of the Company or any of its subsidiaries, (iv) there has been no material transaction entered into and there is no material transaction that is probable of being entered into by the Company or any of its subsidiaries other than transactions in the ordinary course of business and (v) there has been no obligation, direct or contingent, that is material to the Company or any of its subsidiaries taken as a whole, incurred by the Company or any of its subsidiaries, except obligations incurred in the ordinary course of business.

(xxxviii)    Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement, the General Disclosure Package and the Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940 (the “Investment Company Act”).

(xxxix)    Ratings. No “nationally recognized statistical rating organization” as such term is defined for purposes of Section 3(a)(62) of the 1934 Act has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company’s retaining any rating assigned to the Company or any securities of the Company.

(xl)    Insurance. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes are adequate for the conduct of their business. All such policies of insurance insuring the Company and its subsidiaries are in full force and effect. The Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no material claims by the Company or its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. Neither the Company nor any of its subsidiaries has any reason to believe that any of them will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(xli)    Tax Returns. The Company and its subsidiaries have filed all federal, state, local and non-U.S. tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not result in a Material Adverse Effect); and, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and its subsidiaries have paid all taxes (including any assessments, fines or penalties) required to be paid by them, except for any such taxes, assessments, fines or penalties currently being contested in good faith or as would not, individually or in the aggregate, result in a Material Adverse Effect.

(xlii)    Certain Relationships and Related Transactions. No relationship, direct or indirect, exists between or among the Company or its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or its subsidiaries on the other hand, which is required to be described in the General Disclosure Package which is not so described therein. The Prospectus will contain the same description of the matters set forth in the preceding sentence contained in the General Disclosure Package.

(xliii)    ERISA. The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (“ERISA”), has been satisfied by each “pension plan” (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company or any of its subsidiaries, and the trust forming part of each such plan which is intended to be qualified under Section 401 of the Internal Revenue Code of 1986, as amended, is so qualified; each of the Company and its subsidiaries has fulfilled its obligations, if any, under Section 515 of ERISA; neither the Company nor any of its subsidiaries maintain or are required to contribute to a “welfare plan” (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than “continuation coverage” (as defined in Section 602 of ERISA)); each pension plan and welfare plan established or maintained by the Company and/or any of its subsidiaries are in compliance with the currently applicable provisions of ERISA, except where the failure to comply would not result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries have incurred or would reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under Section 4062, 4063 or 4064 of ERISA, or any other liability under Title IV of ERISA.

(xliv)    No Unlawful Payments. Neither the Company nor any of its subsidiaries, nor any director, officer or employee of the Company or any of its subsidiaries, nor, to the knowledge of the Company or any of its subsidiaries, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offense under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(xlv)    Compliance with Anti-Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the applicable anti-money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company or any of its subsidiaries, threatened.

(xlvi)    Compliance with OFAC. Neither the Company nor any of its subsidiaries, directors, officers or employees, nor, to the knowledge of the Company or any of its subsidiaries, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, the Swiss Secretariat of Economic Affairs, the Hong Kong Monetary Authority, the Monetary Authority of Singapore or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Syria and Crimea (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, or knowingly contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as agent, underwriter, initial purchaser, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and its subsidiaries have not knowingly engaged in, and are not now knowingly engaged in and will not knowingly engage in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

Any certificate signed by any officer or other authorized signatory of the Company and delivered to the Agent or to counsel for the Agent shall be deemed a representation and warranty by the Company to the Agent as to the matters covered thereby.

(b) Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders represents and warrants to, severally and not jointly and solely as to itself, and agrees with, the Agent, as follows:

(i)    Title to Securities. Such Selling Stockholder is the record and beneficial owner of the Shares to be sold by such Selling Stockholder, such Shares are free and clear of all liens, encumbrances, equities and claims and, as applicable, such Selling Stockholder has duly endorsed the Shares to be sold by it in blank, and assuming that the Agent or such other purchaser acquires its interest in the Shares to be sold by it without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”), the Agent or such other purchaser, by purchasing the Shares to be delivered on the applicable Settlement Date, by making payment therefor as provided herein, and having the Shares to be sold by it credited to the securities account of the Agent or such other purchaser maintained with The Depository Trust Company or such other securities intermediary, will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to the Shares to be sold by such Selling Stockholder purchased by the Agent or such other purchaser, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against the Agent or such other purchaser with respect to the Shares to be sold by such Selling Stockholder. Such Selling Stockholder has good and valid title to all of the Shares to be delivered by such Selling Stockholder.

(ii)    Absence of Further Requirements. No consent, approval, authorization or order of, or filing with, any person (including any governmental agency or body or any court) is required to be obtained or made by such Selling Stockholder for the consummation of the transactions contemplated by this Agreement in connection with the offering and sale of the Shares to be sold by such Selling Stockholder, except (A) such as have been obtained and made under the 1933 Act or the Rules and Regulations; (B) such as may be required under state securities laws; or (C) which, individually or in the aggregate, would not have a material adverse effect on the ability of such Selling Stockholder to consummate the transactions contemplated by this Agreement.

(iii)    Absence of Defaults and Conflicts Resulting from Transaction. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of such Selling Stockholder pursuant to (i) any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over such Selling Stockholder or any of its properties, (ii) any agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the properties of such Selling Stockholder is subject, or (iii) the certificate of formation, certificate of limited partnership, limited liability company agreement and limited partnership agreement, as applicable, or similar constituent, governing or organizational document of such Selling Stockholder, except in the case of clauses (i) and (ii), for any breaches, violations, defaults, liens, charges or encumbrances, which, individually or in the aggregate, would not have a material adverse effect on the ability of such Selling Stockholder to consummate the transactions contemplated by this Agreement.

(iv)    General Disclosure Package. As of the Applicable Time, neither (A) the General Disclosure Package nor (B) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements herein, in the light of the circumstances under which they were made, not misleading. Notwithstanding anything herein to the contrary, the provisions of this Section 1(b)(iv) apply only to the extent that any statements in or omissions from the General Disclosure Package or any individual Limited Use Issuer Free Writing Prospectus are made in reliance upon and in conformity with written information relating to, and furnished by, such Selling Stockholder specifically and expressly for use therein, it being understood and agreed that the only such information furnished by such Selling Stockholder consists of the information included in the Prospectus under the heading “Selling Stockholders” (such information, the “Selling Stockholder Information”).

(v)    No Undisclosed Material Information. The sale of the Shares by such Selling Stockholder pursuant to this Agreement is not prompted by any information concerning the Company or any of its subsidiaries that is not set forth in the General Disclosure Package.

(vi)    Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by such Selling Stockholder.

Any certificate signed by any officer or other authorized signatory of any Selling Stockholder and delivered to the Agent or to counsel for the Agent shall be deemed a representation and warranty by such Selling Stockholder to the Agent as to the matters covered thereby.

Section 2. Sale and Delivery of Shares.

(a)    Subject to the terms and conditions set forth herein, the Selling Stockholders agree to issue and sell Shares through the Agent acting as sales agent or directly to the Agent acting as principal from time to time. Sales of the Shares, if any, through the Agent acting as sales agent or directly to the Agent acting as principal will be made by means of ordinary brokers’ transactions on Nasdaq or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

(b)    The Shares are to be sold to the Agent on an agented basis on any day (other than a day on which Nasdaq is scheduled to close prior to its regular weekday closing time) (each, a “Trading Day”) on which (i) a Selling Stockholder has instructed the Agent to make such sales and (ii) the Company and each of the Selling Stockholders, as applicable, has satisfied its covenants and conditions specified in Sections 4 and 5 hereof. On any Trading Day, any of the Selling Stockholders may sell Shares through the Agent and, if any Selling Stockholder determines to do so, shall instruct the Agent by telephone (confirmed promptly by telecopy or email, which confirmation will be promptly acknowledged by the Agent) as to the maximum number of Shares to be sold on such Trading Day and the minimum price per Share at which such Shares may be sold. Subject to the terms and conditions specified herein (including, without limitation, the accuracy of the representations and warranties of the Company and the Selling Stockholders and the performance by the Company and each of the Selling Stockholders, as applicable, of its covenants and other obligations contained herein and the satisfaction of the additional conditions specified in Section 5 hereof), the Agent shall use its commercially reasonable efforts, consistent with its normal trading and sales practices and applicable law and regulations, to sell all of the Shares so designated by the Selling Stockholders as sales agent in accordance with such instruction. The Selling Stockholders and the Agent each acknowledge and agree that (A) there can be no assurance that the Agent will be successful in selling any Shares and (B) the Agent will not incur any liability or obligation to the Selling Stockholders if it fails to sell Shares for any reason other than a failure to use its commercially reasonable efforts, consistent with its normal trading and sales practices and applicable law and regulations, to sell such Shares as required by this Agreement.

(c)    The Selling Stockholders or the Agent through whom the sale of Shares are to be made as sales agent on any Trading Day may, upon notice to the other party hereto by telephone (confirmed promptly by telecopy or email, which confirmation will be promptly acknowledged by the receiving party), suspend the offering of Shares with respect to which the Agent is acting as sales agent for any reason and at any time; provided, however, that such suspension shall not affect or impair the parties’ respective obligations with respect to the Shares sold, or with respect to Shares that such Selling Stockholders have agreed to sell, hereunder prior to the giving of such notice.

(d)    The gross sales price of any Shares sold pursuant to this Agreement by the Agent acting as sales agent of the Selling Stockholders shall be equal to, in the discretion of the Agent, but subject to the specific instructions of the Selling Stockholders, the market price prevailing at the time of sale for the Shares sold by the Agent on Nasdaq or otherwise, at prices related to prevailing market prices or at negotiated prices. The compensation payable to the Agent for sales of Shares with respect to which the Agent acts as sales agent shall be up to 2.0% of the gross sales price for such Shares. The remaining proceeds, after further deduction for any transaction fees, transfer taxes or similar taxes or fees imposed by any Governmental Entity or self-regulatory organization in respect of such sales, shall constitute the net proceeds to the applicable Selling Stockholders for such sales (the “Net Proceeds”). The Agent shall notify the Selling Stockholders as promptly as practicable if any deduction referenced in the preceding sentence will be made. Notwithstanding the foregoing, in the event the Selling Stockholders engage the Agent as sales agent for the sale of Shares that would constitute a “distribution” within the meaning of Rule 100 of Regulation M under the 1934 Act, the Selling Stockholders and the Agent will agree to compensation for the Agent that is customary for such sales.

(e)    If acting as sales agent hereunder, the Agent shall provide written confirmation to the Selling Stockholders following the close of trading on Nasdaq on each Trading Day on which Shares are sold under this Agreement setting forth the number of Shares sold on such day, the aggregate gross sales proceeds of the Shares, the aggregate Net Proceeds to any of the Selling Stockholders and the aggregate compensation payable by such Selling Stockholders to the Agent with respect to such sales.

(f)    Under no circumstances shall the aggregate gross sales price or number, as the case may be, of Shares offered or sold pursuant to this Agreement, or which are the subject of instructions to the Agent as sales agent pursuant to Section 2(b) hereof, exceed the aggregate gross sales price or number, as the case may be, of Shares (i) referred to in the preamble paragraph of this Agreement, as reduced by prior sales of Shares under this Agreement, (ii) available for sale under the Registration Statement or (iii) duly authorized from time to time to be issued and sold under this Agreement by the Selling Stockholders or approved for listing on Nasdaq, and, in each case referred to in clause (ii) and (iii), notified to the Agent in writing. In addition, under no circumstances shall any Shares with respect to which the Agent acts as sales agent be offered or sold, or be the subject of instructions to the Agent as sales agent pursuant to Section 2(b) hereof, at a price lower than the minimum price therefor duly authorized from time to time by the Selling Stockholders and notified to the Agent in writing. The Agent shall have no responsibility for maintaining records with respect to Shares available for sale under the Registration Statement or for determining the aggregate gross sales price, number or minimum price of Shares duly authorized by the Selling Stockholders.

(g)    If the exemptive provisions set forth in Regulation M under the 1934 Act are not satisfied with respect to the Company or the Shares, the Company shall promptly notify the Agent and future offers and sales of Shares through the Agent on an agented basis under this Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party.

(h)    Settlement for sales of Shares will occur on the second business day that is also a Trading Day following the trade date on which such sales are made, unless another date shall be agreed to in writing by the Selling Stockholders and the Agent (each such day, a “Settlement Date”). On each Settlement Date for the sale of Shares through the Agent as sales agent, such Shares shall be delivered by the Selling Stockholders to the Agent in book-entry form to the Agent’s account at The Depository Trust Company against payment by the Agent of the Net Proceeds from the sale of such Shares in same day funds delivered to an account designated by the applicable Selling Stockholders. If any of the Selling Stockholders shall default on its obligation to deliver Shares through the Agent as sales agent on any Settlement Date, such Selling Stockholder shall (i) indemnify and hold the Agent harmless against any loss, claim or damage arising from or as a result of such default by such Selling Stockholder and (ii) pay the Agent any commission to which it would otherwise be entitled absent such default.

(i)    Notwithstanding any other provision of this Agreement, the Selling Stockholders shall not offer or sell, or instruct the Agent to offer or sell, any Shares through the Agent as sales agent (and, by notice to the Agent given by telephone (confirmed promptly by telecopy or email), shall cancel any instructions for any such offer or sale of any Shares prior to the commencement of the periods referenced below), and the Agent shall not be obligated to make any such offer or sale of Shares, (i) during any period in which any of the Selling Stockholders is, or could be deemed to be, in possession of material non-public information or (ii) at any time during the period commencing on the 10th business day prior to the time the Company issues a press release containing, or shall otherwise publicly announce, its earnings, revenues or other operating results for a fiscal period or periods (each, an “Earnings Announcement”) through and including the time that is 24 hours after the time that the Company files a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K (a “Filing Time”) that includes consolidated financial statements as of and for the same fiscal period or periods, as the case may be, covered by such Earnings Announcement.

(j)    The Agent shall not have any obligation to purchase Shares as principal, whether from the Selling Stockholders or otherwise, unless the Selling Stockholders and the Agent agree as set forth below. Shares purchased from the Selling Stockholders by the Agent as principal shall be made in accordance with terms agreed upon between the Agent and the Selling Stockholders as evidenced by a Terms Agreement. The Agent’s commitment to purchase Shares from the Selling Stockholders as principal shall be deemed to have been made on the basis of the accuracy of the representations and warranties of the Company set forth in this ATM Equity OfferingSM Sales Agreement and of the Selling Stockholders set forth in this ATM Equity OfferingSM Sales Agreement and any Terms Agreement, and performance by the Company and each of the Selling Stockholders of its covenants and other obligations contained herein and shall be subject to the terms and conditions set forth herein; provided, however, that the Company shall be under no obligation to enter into any Terms Agreement or to deliver any additional certificates, opinions, letters of counsel, accountants’ letters, reserve engineer comfort letters or any other deliverables to the Agent, the Selling Stockholders or any third party in connection with entry into any Terms Agreement or any similar agreement by the Agent and the Selling Stockholders providing for the purchase of the Shares by the Agent, as principal, from the Selling Stockholders. In the event of a conflict between the terms of this ATM Equity OfferingSM Sales Agreement and a Terms Agreement, as such terms apply solely to the Agent and/or the Selling Stockholders, the terms of such Terms Agreement shall control.

Section 3. Covenants. Each of the Company and, solely with respect to Sections 3(k), 3(l) and 3(m), the Selling Stockholders agrees with the Agent that:

(a)    Compliance with Securities Regulations and Commission Requests. The Company, subject to Sections 3(b) and 3(c) hereof, will comply with the requirements of Rule 430B, and will notify the Agent immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement or any new registration statement relating to the Shares shall become effective or any amendment or supplement to the Prospectus shall have been filed (other than an amendment or supplement providing solely for the determination of the terms of an offering of securities unless related to an offering of Shares), (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus, including any document incorporated by reference therein, or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any notice of objection to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) or of the issuance of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto, or of the suspension of the qualification of any Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with any offering of Shares. The Company will effect all filings required under Rule 424(b) of the 1933 Act Regulations (“Rule 424(b)”), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop, prevention or suspension order and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment. In the event of any issuance of a notice of objection, by the Commission, the Company shall take all necessary action to permit offers and sales of Shares by or through the Agent, including, without limitation, amending the Registration Statement or filing a new shelf registration statement relating thereto. The Company shall pay the required Commission filing fees relating to the Shares prior to the effective date of this agreement.

(b)    Continued Compliance with Securities Laws. The Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of sales of Shares as contemplated in this Agreement and in the Registration Statement, the General Disclosure Package and the Prospectus. If any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Agent, counsel for the Selling Stockholders or counsel to the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus in order that the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus, as the case may be, including, without limitation, the filing of any document incorporated by reference therein, in order to comply with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, the Company will promptly (A) give the Agent written notice of such event or condition, (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Agent with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement and use its reasonable best efforts to have any amendment to the Registration Statement declared effective by the Commission as soon as possible if the Company is no longer eligible to file an automatic shelf registration statement; provided, however, that the Company shall not file or use any such amendment or supplement to which the Agent or counsel for the Agent shall reasonably object.

(c)    Filing or Use of Amendments and Supplements. The Company will give the Agent written notice of its intention to file or use any amendment to the Registration Statement or any amendment or supplement to the General Disclosure Package or the Prospectus (other than an amendment or supplement thereto relating solely to the offering of securities unless related to an offering of Shares), whether pursuant to the 1933 Act, the 1934 Act or otherwise, will, to the extent practicable, furnish the Agent with copies of any such document a reasonable amount of time prior to such proposed filing or use, as the case may be.

(d)    Delivery of Registration Statements. The Company has furnished or will deliver to the Agent and counsel for the Agent, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts. The signed copies of the Registration Statement and each amendment thereto furnished to the Agent and counsel for the Agent will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)    Delivery of Prospectuses. The Company will furnish to the Agent, without charge, upon execution of this Agreement and thereafter during the period in which a prospectus is (or, but for the exception afforded by Rule 172 of the 1933 Act Regulations (“Rule 172”), would be) required by the 1933 Act to be delivered in connection with any offer or sale of Shares, such number of copies of the Prospectus (as amended or supplemented) as the Agent may reasonably request. The Company will also furnish, upon request of the Agent copies of the Prospectus (as amended or supplemented) to each exchange or market on which sales of Shares were made as may be required by the rules and regulations of such exchange or market. The Prospectus and any amendments or supplements thereto furnished in accordance with this Section 3(e) will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(f)    Reporting Requirements. The Company, during the period in which a prospectus is (or, but for the exception afforded by Rule 172, would be) required by the 1933 Act to be delivered in connection with any offer or sale of Shares, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods prescribed by, and meeting the requirements of, the 1934 Act and the 1934 Act Regulations. Additionally, the Company shall report the use of the net proceeds from the sale of any Shares as may be required under the 1933 Act and the 1933 Act Regulations, including, if applicable, Rule 463 of the 1933 Act Regulations.

(g)    Blue Sky Qualifications. The Company will use its reasonable best efforts, in cooperation with the Agent, to qualify the Shares for offering and sale under the applicable securities laws of such states and non-U.S. jurisdictions as the Agent may, from time to time, designate and to maintain such qualifications in effect so long as required to complete the sale of the Shares contemplated by this Agreement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(h)    Earnings Statement. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Agent the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(i)    Listing. The Company will use its reasonable best efforts to maintain the listing of the Shares on, and satisfy the requirements of, Nasdaq.

(j)    Notice of Certain Actions. For a period of 45 days from the date hereof, or until such earlier date that the Agent consents to in writing, the Company will not, without the prior written consent of the Agent, unless it gives the Agent at least five business days’ prior written notice, (i) directly or indirectly offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap, agreement or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) issuances of Common Stock by the Company pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options or vesting of restricted stock or restricted stock units, in each case outstanding on the date hereof, (C) grants of employee or director stock options, restricted stock or restricted stock units pursuant to the terms of a plan in effect on the date hereof and described in the Registration Statement, the General Disclosure Package and the Prospectus or issuances of common stock pursuant to the exercise of such options or (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan referred to in the Registration Statement, the General Disclosure Package and the Prospectus. Upon receipt of any written notice contemplated above, the Agent may suspend its activity under this Agreement for such period of time as deemed appropriate by the Agent.

(k)    Issuer Free Writing Prospectuses. Each of the Company and the Selling Stockholders agrees that, unless it obtains the prior written consent of the Agent, it will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to by the Agent as an “issuer free writing prospectus,” as defined in Rule 433, and that it will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus any event shall occur or condition shall exist as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Agent and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(l)    No Stabilization or Manipulation. Each of the Company and the Selling Stockholders agrees that neither it nor any of its affiliates will take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any Shares or to result in a violation of Regulation M under the 1934 Act.

(m)    Trading in the Common Stock. Each of the Company and the Selling Stockholders consents to the Agent trading in the Company’s Common Stock for its own account and for the account of its clients at the same time as sales of Shares occur pursuant to this Agreement.

(n)    Due Diligence Review. The Company will cooperate with any due diligence review reasonably requested by the Agent or counsel for the Agent, fully and in a timely manner, in connections with offers and sales of Shares from time to time, including, without limitation, and upon reasonable notice, providing information and making available documents and appropriate corporate officers, during regular business hours and at the Company’s principal offices.

(o)    Ceasing Eligibility For Use of Automatic Shelf Registration Statement Form. If, at any time, during the term of this Agreement, the Company receives a notice from the Commission pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Agent, (ii) promptly file a new shelf registration statement or post-effective amendment on the proper form relating to such Shares, in form and substance satisfactory to the Agent, (iii) use its reasonable best efforts to cause such new shelf registration statement or post-effective amendment to be declared effective as soon as practicable and (iv) promptly notify the Agent of such effectiveness. The Company will take all other action necessary or appropriate to permit the offering and sale of the Shares to continue as contemplated in the Registration Statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible. References herein to the “Registration Statement” shall include such new shelf registration statement or post-effective amendment, as the case may be.

Section 4. Payment of Expenses. The Company will pay or cause to be paid all expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and each amendment thereto, (ii) the preparation, printing and delivery to the Agent of copies of any preliminary prospectus, any Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto as may be reasonably requested, (iii) the preparation and issuance of the certificates for the Shares, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Shares under securities laws in accordance with the provisions of Section 3(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Agent in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, as necessary, (vi) the fees and expenses of any transfer agent or registrar for the Shares, (vii) the costs and expenses of the Company relating to investor presentations on one “road show” over a period not to exceed 24 hours undertaken in connection with the marketing of the Shares, (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Agent in connection with, the review by FINRA of the terms of sales of Shares, (ix) the fees and expenses incurred in connection with the listing of the Shares on Nasdaq and (x) the fees, disbursements and expenses of counsel engaged for the Selling Stockholders in connection with this ATM Equity OfferingSM Sales Agreement, the Registration Statement and the General Disclosure Package in a total aggregate amount not to exceed $50,000; provided, however, that the following expenses shall be the sole obligations of the Selling Stockholders: (a) the reasonable documented out-of-pocket expenses of the Agent, including the reasonable fees, disbursements and expenses of counsel for the Agent in connection with this Agreement and the Registration Statement and ongoing services in connection with the transactions contemplated hereunder, (b) any fees, disbursements and expenses of counsel engaged for the Selling Stockholders in connection with this ATM Equity OfferingSM Sales Agreement, the Registration Statement and the General Disclosure Package in excess of the amount contemplated by clause (x) of this Section 4, (c) any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares to the Agent, (d) delivery of the Shares and (e) except as provided otherwise in this Section 4, the costs and expenses of the Selling Stockholders relating to investor presentations on any “road show” undertaken in connection with the marketing of the Shares.

Section 5. Conditions of Agent’s Obligations. The obligations of the Agent hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders contained herein or in certificates of any officer of the Company or any of its subsidiaries or any Selling Stockholder delivered pursuant to the provisions hereof, to the performance by the Company and each of the Selling Stockholders of its covenants and other obligations hereunder, and to the following further conditions:

(a)    Effectiveness of Registration Statement and Filing of Prospectus. The Company shall have filed the Registration Statement with the Commission not earlier than three years prior to the date hereof and the Registration Statement became effective upon filing in accordance with Rule 462(e). The Company shall have filed with the Commission the Prospectus on or prior to the date of this Agreement and any subsequent Base Prospectus or prospectus supplement, if any, prior to any Applicable Time and related Settlement Date, as applicable, in each case in the manner and within the time period required by Rule 424(b), and each Issuer Free Writing Prospectus, if any, in the manner and within the time period required by Rule 433. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) has been received by the Company, no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company shall have complied with any and all requests for additional information on the part of the Commission to the reasonable satisfaction of the Agent. The Company shall have paid the required Commission filing fees relating to the Shares as specified in Section 3(a) hereof.

(b)    Opinion of Counsel for the Agent. On the date of this ATM Equity OfferingSM Sales Agreement, the Agent shall have received the favorable written opinion or opinions of Latham & Watkins LLP, counsel for the Agent, dated such date, with respect to such matters as the Agent may reasonably request.

(c)    Opinion of Counsel to the Company. On the date of this ATM Equity OfferingSM Sales Agreement, the Agent shall have received the favorable written opinion or opinions of Akin Gump Strauss Hauer & Feld LLP, counsel to the Company, dated such date, with respect to such matters as the Agent may reasonably request.

(d)    Opinion of General Counsel for the Company. On the date of this ATM Equity OfferingSM Sales Agreement, the Agent shall have received the favorable written opinion or opinions of Randall J. Holder, General Counsel for the Company, dated such date, with respect to such matters as the Agent may reasonably request.

(e)    Opinion of Counsel for the Selling Stockholders. On the date of this ATM Equity OfferingSM Sales Agreement, the Agent shall have received the favorable written opinion or opinions of Thompson & Knight LLP, counsel to the Selling Stockholders, dated such date, with respect to such matters as the Agent may reasonably request.

(f)    Accountants’ Letters. On the date of this ATM Equity OfferingSM Sales Agreement, the Agent shall have received a letter from each of Grant Thornton LLP and PricewaterhouseCoopers LLP, dated such date, in form and substance satisfactory to the Agent, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and other financial information included in the Registration Statement, the General Disclosure Package and the Prospectus or any amendment or supplement thereto.

(g)    Ryder Scott Comfort Letter for the Company. On the date of this ATM Equity OfferingSM Sales Agreement, the Agent shall have received a letter of Ryder Scott Company, L.P., dated such date, in form and substance satisfactory to the Agent confirming that as of the date of its reserve reports for the years ended December 31, 2017, December 31, 2016 and December 31, 2015, it was an independent reserve engineer for the Company, and that, as of the date of such letter, no information had come to its attention that could reasonably have been expected to cause it to withdraw its reserve reports.

(h)    Ryder Scott Comfort Letters for Energen. On the date of this ATM Equity OfferingSM Sales Agreement, the Agent shall have received a letter of Ryder Scott Company, L.P., dated such date, in form and substance satisfactory to the Agent confirming that as of the date of its reserve report for the years ended December 31, 2017, December 31, 2016 and December 31, 2015, it was an independent reserve engineer for Energen, and that, as of the date of such letter, no information had come to its attention that could reasonably have been expected to cause it to withdraw its reserve reports.

(i)    Officers’ Certificate for the Company. On the date of this ATM Equity OfferingSM Sales Agreement, there shall not have been, since the date of the latest audited financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, any Material Adverse Change, and the Agent shall have received a certificate of the Chief Executive Officer or President of the Company and of the Chief Financial Officer or Chief Accounting Officer of the Company, dated such date, to the effect that the representations and warranties of the Company set forth in Section 1(a) of this ATM Equity OfferingSM Sales Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder on or prior to such date; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to their knowledge and after inquiry to the Commission, are contemplated by the Commission; and, subsequent to the date of the most recent financial statements in the Registration Statement, the General Disclosure Package and the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus or as described in such certificate.

(j)    Selling Stockholder’s Certificate. On the date of this ATM Equity OfferingSM Sales Agreement, the Agent shall have received a certificate of an authorized executive officer of each Selling Stockholder, dated such date, to the effect that (A) the representations and warranties of such Selling Stockholder set forth in Section 1(b) of this Agreement are true and correct with the same force and effect as though expressly made on and as of such date and (B) such Selling Stockholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to such date.

(k)    Tax Forms. On the date of this ATM Equity OfferingSM Sales Agreement, the Agent shall have received a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) relating to each of the Selling Stockholders.

(l)    Additional Documents. On the date of this ATM Equity OfferingSM Sales Agreement, counsel for the Agent shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to render the opinions or make the statements requested by the Agent, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the covenants, obligations or conditions, contained herein; and all proceedings taken by the Company and the Selling Stockholders, as applicable, in connection with the issuance and sale of the Shares as contemplated herein shall be satisfactory in form and substance to the Agent and counsel for the Agent.

(m)    Termination of this ATM Equity OfferingSM Sales Agreement. If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this ATM Equity OfferingSM Sales Agreement may be terminated by the Agent by notice to the Company and the Selling Stockholders at any time, and any such termination shall be without liability of any party to any other party except the provisions of Sections 1, 3(h), 4, 6, 7, 8, 12, 13, 14 and 15 hereof shall remain in full force and effect notwithstanding such termination.

Section 6. Indemnification.

(a)    Indemnification of the Agent by the Company. The Company agrees to indemnify and hold harmless the Agent, its partners, members, directors, officers, employees, agents, affiliates (as such term is defined in Rule 501(b) of the 1933 Act Regulations (each, an “Affiliate”)) and each person, if any, who controls the Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (each, an “Indemnified Party”), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the 1933 Act, the 1934 Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement at any time, the Prospectus or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred.

(b)    Indemnification of the Agent by the Selling Stockholders. Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless each Indemnified Party, against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the 1933 Act, the 1934 Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement at any time, the Prospectus or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that such Selling Stockholder shall be subject to such liability only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission is based upon the Selling Stockholder Information (as defined in Section 1(b)(iv)); and provided, further, that the liability under this subsection (b) of such Selling Stockholder shall be limited to an amount equal to the aggregate net proceeds, after underwriting commissions, discounts and expenses, received by such Selling Stockholder from the sale of the Shares sold by such Selling Stockholder hereunder.

(c)    Actions against Parties; Notification. Promptly after receipt by an Indemnified Party under this Section 6 of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a), (b) or (c) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an Indemnified Party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any Indemnified Party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to the indemnifying party), and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened action in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an Indemnified Party.

(d)    The obligations of the Company and each Selling Stockholder under this Section 9 shall be several and not joint.

Section 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Selling Stockholders, on the one hand, and the Agent, on the other hand, from the applicable offering of Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Agent, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Selling Stockholders, on the one hand, and the Agent, on the other hand, in connection with the applicable offering of Shares shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Selling Stockholders, on the one hand, bear to the total commissions or underwriting discounts received by the Agent, on the other hand.

The relative fault of the Company and the Selling Stockholders, on the one hand, and the Agent, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Agent and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Selling Stockholders and the Agent agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, the Agent shall not be required to contribute any amount in excess of the total commissions or underwriting discounts received by the Agent in connection with Shares placed or underwritten by it for sale to the public.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, (i) each person, if any, who controls the Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the Agent’s Affiliates, selling agents, officers and directors shall have the same rights to contribution as the Agent, (ii) each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company, and (iii) each director of any Selling Stockholder, each officer of any Selling Stockholder, and each person, if any, who controls such Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Selling Stockholder. The Agents’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Shares placed or underwritten by it in the applicable offering. The obligations of the Company and each Selling Stockholder under this Section 7 shall be several and not joint.

Section 8. Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement, in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto or in certificates of officers of any of the Selling Stockholders pursuant hereto shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Agent or its Affiliates, selling agents, officers or directors or any person controlling the Agent, or the Company or its officers or directors, or any person controlling the Company and (ii) delivery of and payment for the Shares.

Section 9. Termination.

(a)    This ATM Equity OfferingSM Sales Agreement may be terminated (i) at any time, for any reason, by either of the Selling Stockholders or the Agent and (ii) at any time after December 31, 2018 by the Company if (A) the Company, in its sole discretion, determines that this ATM Equity OfferingSM Sales Agreement creates additional financial or other burdens or restrictions on the Company or (B) the Company’s board of directors determines that the termination of this ATM Equity OfferingSM Sales Agreement is in the best interest of the Company and its stockholders, in each case, upon the giving of two days prior written notice to the other parties hereto; provided, however, that termination by a Selling Stockholder shall only be effective as to such Selling Stockholder and this Agreement shall remain in full force and effect as between the other Selling Stockholder and the Agent.

(b)    This ATM Equity OfferingSM Sales Agreement shall remain in full force and effect until, and will terminate on, the date on which the Company files its Annual Report on Form 10-K for the year ended December 31, 2018, unless terminated earlier pursuant to the terms of this ATM Equity OfferingSM Sales Agreement.

(c)    The Agent may terminate a Terms Agreement to which it is a party, at any time at or prior to the Settlement Date, (i) if there has been, in the judgment of the Agent, since the time of execution of such Terms Agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any Material Adverse Change, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Agent, impracticable or inadvisable to proceed with the completion of the offering of Shares contemplated by such Terms Agreement or to enforce contracts for the sale of such Shares, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or Nasdaq, or (iv) if trading generally on the NYSE, the NYSE Amex or Nasdaq has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other Governmental Entity, or (v) if a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to the systems of Clearstream Banking, société anonyme, or Euroclear Bank, S.A./N.V., in Europe, or (vi) if a banking moratorium has been declared by either Federal or New York authorities.

(c)    In the event of any termination under this Section 9, no party will have any liability to any other party hereto, except that (i) the Agent shall be entitled to any commissions earned in accordance with Section 2(b) hereof, (ii) if at the time of termination (a) the Agent shall own any Shares purchased by it as principal or (b) an offer to purchase any Shares has been accepted by the Selling Stockholders but the Settlement Date has not occurred, the covenants set forth in Section 3 hereof shall remain in effect until such Shares are resold or so delivered, as the case may be, and (iii) the covenant set forth in Section 3(h) hereof, the provisions of Section 4 hereof, the indemnity and contribution agreements set forth in Sections 6 and 7 hereof, and the provisions of Sections 8, 12, 13, 14 and 15 hereof shall remain in effect.

Section 10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agent shall be directed to it at Merrill Lynch, One Bryant Park, New York, New York 10036, Attention: Christine Roemer, telephone: (646) 855-8901, email: christine.roemer@baml.com, with a copy to ECM Legal; notices to the Company shall be directed to it at Diamondback Energy, Inc., 500 West Texas, Suite 1200, Midland, Texas 79701 Attention: Randall J. Holder; and notices to the Selling Stockholders shall be directed to them at Ajax Resources, LLC, 24 Greenway Plaza, Suite 650, Houston, Texas 77046, Attention: Richard Little, with a copy to Kelso & Company, L.P., 320 Park Avenue, 24th Floor, New York, NY 10022, Attention: Jim Connors and Alec Hufnagel, with a further copy to F&A Wylie Investments, LLC, 4119 Lanark Lane, Houston, Texas 77025, Attention: Forest Wylie, with a further copy to Thompson & Knight LLP, 1722 Routh Street, Suite 1500, Dallas, Texas 75201, Attention: Robert Dougherty and Jessica Hammons.

Section 11. No Advisory or Fiduciary Relationship. The Company and each of the Selling Stockholders acknowledges and agrees that (a) each purchase and sale of Shares pursuant to this Agreement, including the determination of the respective initial public offering prices of Shares, if any, and any related discounts and commissions, is an arm’s-length commercial transaction between such Selling Stockholder, on the one hand, and the Agent, on the other hand, (b) the Agent has not assumed and will not assume any advisory or fiduciary responsibility in favor of the Company or any of its subsidiaries or other affiliates or any of the Selling Stockholders or their respective affiliates with respect to any offering of Shares or the process leading thereto (irrespective of whether the Agent has advised or is currently advising the Company or any of its subsidiaries or other affiliates or any of the Selling Stockholders or their respective affiliates on other matters) or any other obligation to the Company or any of the Selling Stockholders except the obligations expressly set forth in this Agreement, (c) the Agent and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Selling Stockholders, and (d) the Agent has not provided any legal, accounting, financial, regulatory or tax advice to the Company, the Selling Stockholders or any other person or entity with respect to any offering of Shares and each of the Company and the Selling Stockholders has consulted its own respective legal, accounting, financial, regulatory and tax advisors to the extent it deemed appropriate.

Section 12. Parties. This Agreement shall each inure to the benefit of and be binding upon the Agent, the Company, the Selling Stockholders and their respective successors. The parties hereby agree that the Agent may, without notice to the Company, assign its rights and obligations under this Agreement to any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of the Agent’s investment banking or related business may be transferred following the date of this Agreement. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Agent, its Affiliates and selling agents, the Company, the Selling Stockholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Agent, its Affiliates and selling agents, the Company, the Selling Stockholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Shares shall be deemed to be a successor by reason merely of such purchase.

Section 13. Trial by Jury. Each of the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates), the Selling Stockholders and the Agent hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 14. GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

Section 15. Consent to Jurisdiction; Waiver of Immunity. Each of the Company, the Selling Stockholders and the Agent agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any Specified Court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of the Specified Courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to a party’s address set forth in Section 11 hereof shall be effective service of process upon such party for any suit, action or proceeding brought in any Specified Court. Each of the Company, the Selling Stockholders and the Agent irrevocably and unconditionally waives any objection to the laying of venue of any suit, action or proceeding in the Specified Courts and irrevocably and unconditionally waives and agrees not to plead or claim in any Specified Court that any such suit, action or proceeding brought in any Specified Court has been brought in an inconvenient forum.

Section 16. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

Section 17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

Section 18. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Agent, the Company and the Selling Stockholders in accordance with its terms.

Very truly yours,

DIAMONDBACK ENERGY, INC.

By:	/s/ Travis D. Stice
Name:	Travis D. Stice
Title:	Chief Executive Officer

AJAX RESOURCES, LLC By: Ajax Intermediate, LLC, its sole owner By: Ajax Resources Holdings, LLC, its managing member

By:	/s/ Richard Little
Name:	Richard Little
Title:	Manager

F&A WYLIE INVESTMENTS, LLC

By:	/s/ Forrest Wylie
Name:	Forrest Wylie
Title:	President

Accepted as of the date hereof:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ Paul Bjorneby Jr.
Name:	Paul Bjorneby Jr.
Title:	Managing Director

Schedule A

SELLING STOCKHOLDERS

Name and Address of Selling Stockholder	Maximum Number of Shares to be Offered
Ajax Resources, LLC 24 Greenway Plaza, Suite 650 Houston, TX 77046	1,985,745
F&A Wylie Investments, LLC 4119 Lanark Lane Houston, TX 77025	37,738

Ex. A-1

Annex I

DIAMONDBACK ENERGY, INC.

Common Stock

($0.01 par value)

TERMS AGREEMENT

Merrill Lynch, Pierce, Fenner & Smith

  Incorporated

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

Certain stockholders named in Schedule A hereto (each, a “Selling Stockholder” and, collectively, the “Selling Stockholders”) of Diamondback Energy, Inc., a Delaware corporation (the “Company”), propose, on the basis of the representations and warranties, and subject to the terms and conditions, stated herein and in the ATM Equity OfferingSM Sales Agreement, dated December 11, 2018 (the “Sales Agreement”), between the Company, the Selling Stockholders and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Agent”), to sell to the Agent, as principal for resale (the “Underwriter”), and the Underwriter agrees to purchase from the Selling Stockholders the shares of Common Stock specified in Schedule A hereto (the “[Initial]* Securities”)[, and to grant to the Underwriter the option to purchase the additional shares of Common Stock specified in Schedule A hereto (the “Option Securities,” and together with the Initial Securities, the “Securities”)]*, [in each case]* on the terms specified in Schedule A hereto. Capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Sales Agreement.

[The Selling Stockholders grant an option to the Underwriter to purchase up to an additional [●] Option Securities at the price per share set forth in Schedule A hereto, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted may be exercised for 30 days after the date hereof and may be exercised in whole or in part at any time from time to time upon notice by the Underwriter to the Selling Stockholders setting forth the number of Option Securities as to which the Underwriter is then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Underwriter, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Settlement Date (as defined below).]*

For purposes of clarity, the parties hereto agree that the Underwriter may specify the requirements, if any, for the delivery of officers’ certificates, opinions and letters of counsel, accountants’ letters and reserve engineer comfort letters in connection with entry into this Terms Agreement.

Payment of the purchase price for, and delivery of certificates for, the [Initial]* Securities shall be made at the offices of Latham & Watkins LLP at 811 Main Street, Suite 3700, Houston, Texas 77002, or at such other place as shall be agreed upon by the Underwriter and the Selling Stockholders, at 9:00 A.M. (New York City time) on the second (or third, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day after the date hereof, or such other time not later than ten business days after such date as shall be agreed upon by the Underwriter and the Selling Stockholders (such time and date of payment and delivery being herein called “Settlement Date”).

*	Include only if the Underwriter has an option to purchase additional shares of Common Stock from the Selling Stockholders.

Annex I

In addition, in the event that any or all of the Option Securities are purchased by the Underwriter, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Underwriter and the Selling Stockholders, on each Date of Delivery as specified in the notice from the Underwriter to the Selling Stockholders.

Payment shall be made to the Selling Stockholders by wire transfer of immediately available funds to a bank account or accounts designated by the Selling Stockholders against delivery to the Underwriter.

Each of the provisions of the Sales Agreement not related solely to the Agent, as agent of the Selling Stockholders, is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if each such provision had been set forth in full herein. Each of the representations and warranties set forth in the Sales Agreement shall be deemed to have been made at and as of the date of this Terms Agreement, the Applicable Time and any Date of Delivery.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Selling Stockholders a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriter and the Selling Stockholders in accordance with its terms.

THIS TERMS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS TERMS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

[Signature Pages Follow]

Annex I

Very truly yours,

[Selling Stockholder]

By:
Name:
Title:

Accepted as of the date hereof:

Merrill Lynch, Pierce, Fenner & Smith
Incorporated

By:
Name:
Title:

Annex I

SCHEDULE A

SELLING STOCKHOLDERS

Name and Address of Selling Stockholder	Number of Firm Securities Offered	Number of Optional Securities	Purchase Price per Share
[●]	[●]	[●]	$[●]

Annex I